                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A
                                (Amendment No. 1)

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of report (Date of earliest event reported): March 15, 2002



                           @TRACK COMMUNICATIONS, INC.
               (Exact Name of Registrant as Specified in Charter)

================================================================================
          DELAWARE                     0-26140                51-0352879
--------------------------------------------------------------------------------
(State or Other Jurisdiction of    (Commission File         (I.R.S. Employer
Incorporation or Organization)          Number)          Identification Number)
================================================================================


                     1155 Kas Drive, Richardson, Texas 75081
               (Address of Principal Executive Offices) (Zip Code)


       Registrant's telephone number, including area code: (972) 301-2000


                                 Not applicable
          (Former Name or Former Address, if Changed Since Last Report)


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The following item is hereby amended as follows:

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(b)     Pro forma Financial Information.

        Pro forma financial information as of December 31, 2001

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                   @TRACK COMMUNICATIONS, INC. AND SUBSIDIARY
                      PRO FORMA CONSOLIDATED BALANCE SHEETS
                                 (in thousands)

                                                                                               Unaudited
                                                          As Reported                          Pro Forma
                                                          December 31,                        December 31,
                                                              2001        Adjustments             2001
                                                         --------------  -------------       --------------
                                     ASSETS
Current assets:
  Cash and cash equivalents                               $     14,889    $    2,000     (2)  $     23,981
                                                                               1,000     (3)
                                                                              12,000     (4)
                                                                                 678     (6)
                                                                             (15,934)    (8)
                                                                               2,920    (11)
                                                                               5,465    (12)
                                                                                 963    (13)
  Other current                                                 21,158        12,000     (2)        17,214
                                                                               1,000     (2)
                                                                              (7,433)    (2)
                                                                              (1,000)    (3)
                                                                             (12,000)    (4)
                                                                               6,579     (5)
                                                                              (7,606)   (10)
                                                                               4,516    (15)
     Total current assets                                       36,047                              41,195
                                                         --------------                      --------------
Network, equipment and software, net                             8,583          (897)    (2)         7,890
                                                                                 204    (14)
Other assets, net                                               42,967        (4,516)   (15)        38,451
                                                         --------------                      --------------
     Total assets                                         $     87,597                        $     87,536
                                                         ==============                      ==============

                 LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

Current liabilities:
  Accounts payable and accrued liabilities                $     14,264    $      626     (2)  $     14,890
  Other current liabilities                                      9,297        15,000     (2)         9,349
                                                                             (12,014)    (7)
                                                                              (8,682)   (10)
                                                                               5,748    (15)
                                                         --------------                      --------------
     Total current liabilities                                  23,561                              24,239
Senior notes payable                                            14,109                              14,109
Other non-current liabilities                                    5,748        (5,748)   (15)             -
                                                         --------------                      --------------
     Total liabilities                                          43,418                              38,348
                                                         --------------                      --------------

Stockholders' equity (deficit):
  Common stock                                                     481                                 481
  Common stock - Class B                                             -                                   -
  Preferred Stock - Series E                                         -                                   -
  Additional paid-in capital                                   217,495                             217,495
  Accumulated deficit                                         (173,235)       (8,956)    (2)      (168,226)
                                                                               6,579     (5)
                                                                                 678     (6)
                                                                              12,014     (7)
                                                                             (15,934)    (8)
                                                                               1,076    (10)
                                                                               2,920    (11)
                                                                               5,465    (12)
                                                                                 963    (13)
                                                                                 204    (14)
  Treasury stock                                                  (562)                               (562)
                                                         --------------                      --------------
     Total stockholders' equity  (deficit)                      44,179                              49,188
                                                         --------------                      --------------
     Total liabilities and stockholders' equity (deficit) $     87,597                        $     87,536
                                                         ==============                      ==============


            See accompanying notes to pro forma financial statements

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                  @TRACK COMMUNICATIONS, INC. AND SUBSIDIARIES
                 PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
                                   (UNAUDITED)
                        (in thousands, except per share)

                                                                                               Unaudited
                                                          As Reported                          Pro Forma
                                                          Year Ending                         Year Ending
                                                          December 31,                        December 31,
                                                              2001        Adjustments             2001
                                                         --------------  -------------       --------------
Total Revenues                                            $     77,480    $   (2,027)    (6)  $     80,215
                                                                              12,014     (7)
                                                                             (33,419)    (8)
                                                                              14,682     (9)
                                                                               8,682    (10)
                                                                               2,803    (11)
Total Cost of Revenues                                          56,831        (6,579)    (5)        55,153
                                                                              (2,706)    (6)
                                                                             (17,484)    (8)
                                                                              14,682     (9)
                                                                               7,606    (10)
                                                                               2,803    (11)
                                                         --------------                      --------------
Gross Margin                                                    20,649                              25,062

Operating Expenses                                              38,445        (2,920)   (11)        28,893
                                                                              (5,465)   (12)
                                                                                (963)   (13)
                                                                                (204)   (14)
                                                         --------------                      --------------
Operating Loss                                                 (17,796)                             (3,831)

Interest expense, net                                           (6,854)                             (6,854)
Other income                                                         -        (8,956)    (2)        (8,956)
                                                         --------------                      --------------
    Loss before income taxes and extraordinary item            (24,650)                            (19,641)
Income tax (provision) benefit                                       -                                   -
                                                         --------------                      --------------
    Loss before extraordinary item                             (24,650)                            (19,641)
Extraordinary item, net                                         59,461                              59,461
                                                         --------------                      --------------
Net income (loss)                                         $     34,811                        $     39,820
                                                         ==============                      ==============

Basic income (loss) per share:
Loss before extraordinary item                            $      (0.88)                       $      (0.70)
  Extraordinary item                                              2.13                                2.13
                                                         --------------                      --------------
Net income (loss)                                         $       1.25                        $       1.43
                                                         ==============                      ==============

Diluted income (loss) per share:
Loss before extraordinary item                            $      (0.87)                       $      (0.69)
  Extraordinary item                                              2.09                                2.09
                                                         --------------                      --------------
Net income (loss)                                         $       1.23                        $       1.40
                                                         ==============                      ==============

Weighted average number of shares outstanding:
   Basic                                                        27,928                              27,928
                                                         ==============                      ==============
   Diluted                                                      28,406                              28,406
                                                         ==============                      ==============


            See accompanying notes to pro forma financial statements

                   @TRACK COMMUNICATIONS, INC. AND SUBSIDIARY
                     NOTES TO PRO FORMA FINANCIAL STATEMENTS


1) The unaudited, pro forma consolidated balance sheet as of December 31, 2001 and the unaudited, pro forma consolidated statement of operations for the year ending December 31, 2001 assume the transactions occurred on January 1, 2001. The unaudited, pro forma financial statements include certain assumptions that are documented in these notes to the pro forma financial statements.

     The unaudited pro forma financial statements are not necessarily indicative of the results of operations or the financial position that would have occurred had the transaction been consummated on January 1, 2001, nor are they necessarily indicative of future results of operations or financial position. The unaudited, pro forma financial statements should be read together with the historical consolidated financial statements of @Track incorporated by reference in this document.

2) To record issuance to @Track of $2 million in cash, $1 million in escrow, and a $12 million note receivable. The calculation of the loss on the sale of assets for purposes of the unaudited, pro forma financial statements is as follows:

                  Cash received                              $  2,000
                  Escrow                                        1,000
                  Note receivable                              12,000
                  Revenue deferred                            (15,000)
                  Inventory sold                               (7,433)
                  Network, equipment, and software sold          (897)
                  Transaction costs                              (626)
                                                             --------
                  Loss on sale of assets                      ($8,956)
                                                             ========


3)   To record the release of $1 million of cash previously held in escrow.
4)   To record the conversion of the $12 million note receivable to cash.
5) To reverse inventory reserves recorded during the year ended December 31, 2001 relating to inventory assumed sold as of January 1, 2001
6) To reverse product revenue and cost of product revenue relating to lines of business assumed sold as of January 1, 2001.
7)   To amortize deferred revenue (see Note 2).
8) To reverse service revenue and cost of service revenue relating to lines of business assumed sold as of January 1, 2001.
9) To record reimbursement by Aether Systems, Inc. (Aether) of network and airtime service costs.
10) To adjust deferred product revenue relating to lines of business sold as of January 1, 2001.
11) To record reimbursement of certain operating expenses related to services provided by Aether.
12) To reverse operating expenses associated with Company employees hired by Aether.

13) Reversal of operating expenses associated with employees developing next-generation technology for the long-haul customer base.
14) To reverse depreciation expense related to fixed assets assumed sold as of January 1, 2001.
15) To reclassify deferred revenue and cost associated with SAB101 from non-current to current.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   @TRACK COMMUNICATIONS, INC.



                                   /s/ Jana A. Bell
                                   --------------------------------------------
                                       Jana A. Bell
                                       President and Chief Executive Officer

Date: May 29, 2002